EXHIBIT (b)

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Third Avenue Trust (the "Company"), hereby certifies, to the best of his knowledge, that the Company's Report on Form N-CSR for the period ended October 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: January 4, 2004


       /s/ David M. Barse
       --------------------------------
Name:      David M. Barse
Title:     Principal Executive Officer



       /s/ Vincent Dugan
       --------------------------------
Name:      Vincent Dugan
Title:     Principal Financial Officer